Exhibit 99.2

CAUSE NO. C-1-PB-14-001245

IN RE:	§	IN THE PROBATE COURT OF
§
V.	§	OF
§
TEL OFFSHORE TRUST	§	TRAVIS COUNTY, TEXAS

FINAL JUDGMENT AS TO INDIVIDUAL TRUSTEES

After considering the Motion for Entry of Final Judgment as to Individual Trustees, which was filed by Gary C. Evans, Jeffrey S. Swanson, and Thomas H. Owen, Jr., as individual trustees, and Daniel Conwill IV, as a former individual trustee, of the TEL Offshore Trust (collectively “Individual Trustees”), wherein Plaintiffs(1) and Individual Trustees announced that a full and final settlement as to all claims that have been or could have been asserted by or against the Individual Trustees have been fully and finally resolved, and after considering the evidence, pleadings, and arguments of counsel, the Court finds the requested judgment should be entered as follows:

It is ORDERED, ADJUDGED AND DECREED that all claims that have been asserted or could have been asserted by Ad Litem, or those unitholders represented by Ad Litem, against the Individual Trustees, and all claims that have been asserted or could have been asserted by the Individual Trustees against Ad Litem, or those unitholders represented by Ad Litem, are hereby dismissed with prejudice;

It is ORDERED, ADJUDGED AND DECREED that all claims that have been asserted or could have been asserted by RNR against the Individual Trustees, and all claims that have been asserted or could have been asserted by the Individual Trustees against RNR, are hereby dismissed with prejudice;

(1)  The term “Plaintiffs” as used in this Final Judgment shall include Glenn M. Karisch (“Ad Litem”), attorney ad litem for the unit holders of TEL Offshore Trust who were served by publication and did not answer or appear, RNR Production Land & Cattle Company Inc. (“RNR”), Albert Speisman and Joyce E. Speisman (the “Speismans”),

It is ORDERED, ADJUDGED AND DECREED that all claims that have been asserted or could have been asserted by the Speismans against the Individual Trustees, and all claims that have been asserted or could have been asserted by the Individual Trustees against the Speismans, are hereby dismissed with prejudice;

It is FURTHER ORDERED, ADJUDGED AND DECREED that Plaintiffs TAKE NOTHING from the Individual Trustees and that this Final Judgment as to Individual Trustees bars all claims against the Individual Trustees that have been brought or could have been brought by any party in the captioned lawsuit, any current or former unitholder, or any other individual or entity in relation to the TEL Offshore Trust.  It is FURTHER ORDERED, ADJUDGED AND DECREED that the Individual Trustees TAKE NOTHING from the Plaintiffs.  This Final Judgment as to Individual Trustees shall not affect in any way the claims of Plaintiffs against the Bank of New York Mellon Trust Company, N.A. (the “Corporate Trustee”), the Corporate Trustee’s defenses to such claims, or the Corporate Trustee’s counterclaims against Plaintiffs.

Each party shall bear its own taxable Court costs.

All relief not expressly granted in this judgment is denied.  Upon severance, this Final Judgment as to Individual Trustees shall become a final appealable judgment without further action from the Court.

Signed:	January 20, 2017

/s/ Guy Herman
JUDGE PRESIDING

AGREED AS TO FORM AND SUBSTANCE:

NORTON ROSE FULBRIGHT US LLP

By:	/s/ Peter A. Stokes
Paul Trahan
State Bar No. 24003075
paul.trahan@nortonrosefulbright.com
Peter A. Stokes
State Bar No. 24028017
peter.stokes@nortonrosefulbright.com
98 San Jacinto Boulevard, Suite 1100
Austin, Texas 78701-4255
Telephone: (512) 474-5201

Daniel M. McClure
State Bar No. 13427400
dan.mcclure@nortonrosefulbright.com
1301 McKinney, Suite 5100
Houston, TX 77010-3095
Telephone: (713) 651-5151
ATTORNEYS FOR INDIVIDUAL TRUSTEES
GARY C. EVANS, JEFFREY S. SWANSON,
THOMAS H. OWEN, JR., AND DANIEL CONWILL IV

AGREED AS TO FORM:

SCOTT DOUGLASS & MCCONNICO LLP

By:	/s/ Daniel C. Bitting
Daniel C. Bitting
State Bar No. 02362480
Cynthia L. Saiter
State Bar No. 00797367
303 Colorado Street, Suite 2400
Austin, Texas 78701
Telephone: (512) 495-6300
dbitting@scottdoug.com
csaiter@scottdoug.com

Glenn M. Karisch
State Bar No. 11098950
THE KARISCH LAW FIRM, PLLC

301 Congress Avenue, Suite 1910
Austin, Texas 78701
Telephone: (512) 328-6346
karisch@texasprobate.com
ATTORNEY AD LITEM

RATLIFF LAW FIRM PLLC

By:	/s/ Shannon Ratliff
Shannon Ratliff
State Bar No. 16573000
sratlifee@ratlifflaw.com
Lisa Paulson
State Bar No. 00784732
lpaulson@ratlifflaw.com
600 Congress Avenue, Suite 3100
Austin, Texas 78701
ATTORNEYS FOR RNR PRODUCTION
LAND AND CATTLE CO., INC.

By:	/s/ R. James George, Jr.
R. James George, Jr.
State Bar No. 07810000
rjgeorge@gbkh.com
114 West 7th Street, Suite 1100
Austin, Texas 78701
Telephone: (512) 495-1400
ATTORNEY FOR ALBERT SPEISMAN
AND JOYCE E. SPEISMAN